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                                                                    Exhibit 10.4

                       COMPUTER PROGRAMS AND SYSTEMS, INC.
                             2002 STOCK OPTION PLAN

                  Form of Non-Qualified Stock Option Agreement

Date of Grant:              , 2002
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     This Non-Qualified Stock Option Agreement (this "Agreement") is entered
into as of                , 2002, by and between
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("Optionee") and Computer Programs and Systems, Inc., a Delaware corporation
(the "Company").

                                    Recitals
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     A. The Company has previously adopted the 2002 Stock Option Plan ("Plan");

     B. The Board (as defined in the Plan) has approved the grant of a non-qualified stock option to Optionee pursuant to the Plan;

     C. Optionee desires to accept such option;

     D. Capitalized terms used in this Agreement but not otherwise defined shall have the meanings given to such terms in the Plan.

                                    Agreement
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     NOW, THEREFORE, in consideration of the foregoing facts and the mutual promises set forth herein, the parties agree as follows:

     1. Grant of Option. Subject to the terms and conditions hereinafter set
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forth, the Company, with the approval and at the direction of the Board, hereby grants to the Optionee, as of the date first written above (the "Date of
Grant"), an option to purchase up to                  shares of Stock (the
                                     ----------------
"Granted Shares") at a price of $        per share, the Fair Market Value of the
                                 -------
Stock on the Date of Grant. Such option is hereinafter referred to as the "Option," and the shares of Stock purchased upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is not intended by the parties to be, and shall not be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended).

     2. Vesting of Option. Subject to such further limitations as are provided
        -----------------
herein, the Option shall become exercisable by Optionee on the fifth anniversary of the Date of Grant, provided that Optionee is employed by the Company as of such date.

     3. Option Term. The Option shall remain exercisable through and until the
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seventh anniversary of the Date of Grant (the "Option Term").

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     4. Method of Exercise. Subject to Section 2 above and the other terms and
        ------------------
conditions of this Agreement, the Option may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Board. Payment may also be made by the delivery of a properly executed exercise notice to the Company together with (i) the delivery or presentation of Stock then owned by the Employee for not less than six (6) months or (ii) a copy of irrevocable instructions to a broker to effect the immediate sale of some or all of the Option Shares and to remit promptly to the Company, out of the sale or loan proceeds available on the settlement date, the aggregate exercise price payable for the Option Shares purchased. No Option Shares shall be issued until full payment therefor has been made. Optionee shall have the rights to dividends or other rights of a stockholder with respect to Option Shares subject to the Option when Optionee has given written notice of exercise and has paid in full for such Option Shares.

     5. Transferability of Options. The Option shall not be transferable by
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Optionee other than by will or by the laws of descent and distribution and shall be exercisable, during Optionee's lifetime, only by Optionee; provided, however, that the Option shall be transferable to members of Optionee's immediate family (which shall include Optionee's spouse, children and grandchildren, whether natural or adopted) and to trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only partners or members. For purposes of Sections 6, 7 and 8 of this Agreement, a transferred Option may be exercised by the transferee only to the extent that Optionee would have been entitled had the Option not been transferred.

     6. Termination of Employment by Reason of Death. If Optionee's employment
        --------------------------------------------
with the Company terminates by reason of death, then the Option shall immediately become exercisable in full (notwithstanding Section 2 above), and the Option may thereafter be exercised, in whole or in part, by the legal representative of the estate or by the legatee of Optionee under the will of Optionee, for a period of one (1) year from the date of death or until the expiration of the Option Term, whichever period is the shorter.

     7. Termination of Employment by Reason of Disability. If Optionee's
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employment with the Company terminates by reason of Disability, then the Option shall immediately become exercisable in full (notwithstanding Section 2 above), and the Option may thereafter be exercised, in whole or in part, for a period of one (1) year from the date of such termination of employment or until the expiration of the Option Term, whichever period is the shorter; and if Optionee dies within such period, any unexercised Option held by Optionee shall thereafter be exercisable, in whole or in part, for the remainder of such period.

     8. Termination of Employment by Reason of Retirement. If Optionee's
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employment with the Company terminates by reason of Retirement (with Board consent), then the Option may thereafter be exercised for a period of one (1) year from the date of such termination of employment or until the expiration of the Option Term, whichever period is the shorter, to the extent, but only to the extent, that Optionee could have exercised the Option as of the date of Retirement; and if Optionee dies within such period, any unexercised Option that was exercisable at the time of death shall thereafter be exercisable for the remainder of such period.

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Notwithstanding anything to the contrary herein, the Board may, in connection with such Retirement, make such adjustments in the terms and conditions of the Option as the Board in its sole discretion determines are equitably warranted under the circumstances, including, without limitation, acceleration of exercise terms.

     9. Other Termination of Employment. If Optionee's employment with the
        -------------------------------
Company terminates for any reason, whether voluntarily or involuntarily, other than (a) death, (b) Disability, (c) Retirement or (d) by the Company for Cause, the Option may thereafter be exercised , in whole or in part, for a period of three (3) months following such termination of employment or until the expiration of the Option Term, whichever period is the shorter, to the extent, but only to the extent, that the Option was exercisable as of the date of termination of employment and had not previously been exercised. In the event that Optionee's employment with the Company is terminated by the Company for Cause, the Option shall thereupon terminate.

     10. Stock Certificates. All certificates for Option Shares delivered under
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this Agreement shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and the terms and conditions of this Agreement, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     11. Withholding Taxes.
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          (a) Optionee shall, no later than the date as of which the value of
Option Shares first becomes includable in the gross income of Optionee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under this Agreement and the Plan shall be conditioned on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Optionee.

          (b) Subject to applicable laws and regulations regarding transactions in Stock by persons who are deemed insiders, Optionee may elect to have the withholding tax obligations or, if the Board so determines, any additional tax obligation with respect to any Option Shares acquired hereunder satisfied by (i) having the Company withhold Option Shares otherwise deliverable to the participant with respect to the Option or (ii) delivering to the Company shares of unrestricted Stock owned by Optionee.

     12. Adjustment of and Changes in Common Stock of the Company. In the event
         --------------------------------------------------------
of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Board shall make such adjustment, if any, as it deems appropriate in the number and kind of shares of

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Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. Upon the Board's determination of any such adjustments, the terms and conditions of the Option and of this Agreement shall automatically, without any further action on the part of any party, be deemed to have been amended to incorporate such adjustments.

     13. Employment Not Affected. Neither the granting of the Option nor its
         -----------------------
exercise shall be construed as granting Optionee any right with respect to continuance of employment by the Company. The right of the Company to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company and acknowledged by Optionee.

     14. Notice. Any notice to the Company provided for in this Agreement shall
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be addressed to it in care of its Secretary at its executive offices at 6600
Wall Street, Mobile, Alabama 36695, and any notice to Optionee shall be addressed to Optionee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     15. Incorporation of Plan by Reference. The Option is granted pursuant to
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the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be subject to the terms of the Plan and be interpreted in accordance with the Plan. The Board shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. Terms used herein not otherwise defined shall have the meaning assigned to them in the Plan.

     16. Governing Law. The validity, construction, interpretation and effect of
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this instrument shall exclusively be governed by and determined in accordance with the law of the State of Delaware without regard to principles of conflict of laws.

                            [signature page follows]

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     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Non-Qualified Stock Option Agreement, and Optionee has placed his or her signature hereon, effective as of the Date of Grant.

                                          Computer Programs and Systems, Inc.


                                          By:
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                                                   Name:
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                                                   Its:
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                                          AGREED TO AND ACCEPTED:


                                          By:
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                                                           Optionee

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                                          (Print Name)

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                                          (Address)

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                                          (City)     (State)     (Zip)

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